Exhibit 2

                                 AGREEMENT
                JOINT FILING OF SCHEDULE 13D AND ALL FUTURE
                         AMENDMENTS TO SCHEDULE 13D

          Each of the undersigned hereby agrees to file jointly the Statement on Schedule 13D to which this Agreement is attached, and any amendments to the Statement on Schedule 13D (the "Schedule 13D") with respect to Common Shares of iPass Inc. which may be deemed necessary, pursuant to Regulation 13D under the Securities Exchange Act of 1934.

          It is understood and agreed that each of the parties hereto is responsible for the timely filing of such statement and any future amendments to the Schedule 13D, and for the completeness and accuracy of the information concerning such party contained therein, but such party is not responsible for the completeness or accuracy of information concerning any other party unless such party knows or has reason to believe that such information is inaccurate.

          It is understood and agreed that a copy of this Agreement shall be attached as an exhibit to the Statement on the Schedule 13D, and any future amendments to the Schedule 13D, filed on behalf of each of the parties hereto.

Date:     May 20, 2005


                              SHAMROCK ACTIVIST VALUE FUND, L.P.
                              By: Shamrock Activist Value Fund GP, L.L.C., its general partner

                              By:  Shamrock Partners Activist Value Fund,
                                   L.L.C., its managing member

                              By:   /s/ Michael J. McConnell
                                   --------------------------------------------
                                   Name:  Michael J. McConnell
                                   Title: Vice President


                              SHAMROCK ACTIVIST VALUE FUND GP, L.L.C.
                              By:  Shamrock Partners Activist Value Fund,
                                   L.L.C., its managing member

                              By:   /s/ Michael J. McConnell
                                   --------------------------------------------
                                   Name:  Michael J. McConnell
                                   Title: Vice President


                              SHAMROCK PARTNERS ACTIVIST VALUE FUND, L.L.C.

                              By:   /s/ Michael J. McConnell
                                   --------------------------------------------
                                   Name:  Michael J. McConnell
                                   Title: Vice President